                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D. C. 20549


                                  FORM 8-K
                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 3, 2002


                                SOLUTIA INC.
                                ------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                  DELAWARE
                                  --------
                          (STATE OF INCORPORATION)


                   001-13255              43-1781797
                   ---------              ----------
                 (COMMISSION             (IRS EMPLOYER
                 FILE NUMBER)          IDENTIFICATION NO.)


 575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI 63166-6760
 --------------------------------------------------------------- ----------
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


                               (314) 674-1000
                               --------------
             REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE



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ITEM 5.  OTHER DEVELOPMENTS.

         On December 3, 2002, Solutia Inc. issued a press release announcing an agreement to sell its resins, additives and adhesives businesses to UCB of Brussels, Belgium for $500 million plus an upfront payment of $10 million for a short period of exclusivity. A copy of that press release is filed as an exhibit to this report and is incorporated here by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) The following exhibit is filed as part of this report:

       Exhibit Number       Description
       --------------       -----------
            99              Press release dated December 3, 2002, issued by Solutia Inc.





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                                 SIGNATURES

        PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

                                                  SOLUTIA INC.
                                            ---------------------------
                                                  (Registrant)


                                            BY  /s/ Karen L. Knopf
                                            ---------------------------
                                                KAREN L. KNOPF
                                                Assistant Secretary

DATE: December 3, 2002



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                                EXHIBIT INDEX

These exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

Exhibit Number         Description
--------------         -----------
99                     Press release dated December 3, 2002, issued by Solutia Inc.